ELEVENTH AMENDMENT TO AMENDED AND RESTATED

REVOLVING AND TERM LOAN AGREEMENT

THIS ELEVENTH AMENDMENT TO AMENDED AND RESTATED REVOLVING AND TERM LOAN AGREEMENT (this "Amendment"), made and effective as of the 26nd day of June, 2007, is by and among CAVALIER HOMES, INC., a Delaware corporation, CAVALIER PROPERTIES, INC., a Delaware corporation, CAVALIER HOME BUILDERS, LLC, a Delaware limited liability company, CAVALIER REAL ESTATE CO., INC., a Delaware corporation, QUALITY HOUSING SUPPLY, LLC, a Delaware limited liability company, CIS FINANCIAL SERVICES, INC., an Alabama corporation f/k/a "Cavalier Acceptance Corporation", BRC COMPONENTS, INC., an Alabama corporation, THE HOME PLACE, LLC, an Alabama limited liability company, and RIDGE POINTE MANUFACTURING, LLC, an Alabama limited liability company (individually, a "Borrower" and collectively, the "Borrowers"), and FIRST COMMERCIAL BANK, an Alabama state banking corporation (the "Lender").

RECITALS:

A.           The Lender and the Borrowers, either by original execution or subsequent assumption, are parties to that certain Amended and Restated Revolving and Term Loan Agreement dated as of March 31, 2000, as amended by that certain First Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of September 29, 2000, as further amended by that certain Second Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of May 4, 2001, as further amended by that certain Third Amendment to Amended and Restated Revolving and Term Loan Agreement entered into during June 2002, as further amended by that certain Fourth Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of October 25, 2002, and as further amended by that certain Fifth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of August 6, 2003, Sixth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of October 26, 2004, Seventh Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of October 25, 2005, Eighth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of December 6, 2005, and Ninth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of May 23, 2006, and Tenth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of February 21, 2007 (as heretofore amended, the "Loan Agreement").  Unless otherwise defined herein or unless the context shall expressly indicate otherwise, all capitalized terms which are used herein shall have their respective meanings given to them in the Loan Agreement.

B.           The Lender and the Borrowers have agreed to amend the Loan Agreement to provide for a temporary increase in availability and to make certain other revisions, all as herein set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree, each with the other, as follows:

1572986 v6

1.           The Loan Agreement is hereby amended by changing the definition of “Borrowing Base” in Schedule I to read in its entirety as follows:

“Borrowing Base” means a principal amount equal to the lesser of (i) $25,000,000 or (ii) the Collateral Loan Value or (iii) the Net Worth Loan Value, all as determined by Lender from time to time in accordance with this Agreement; except that during the Temporary Advance Period, “Borrowing Base” shall mean a principal amount equal to the lesser of (i) $30,000,000 or (ii) the Collateral Loan Value, as determined by Lender from time to time in accordance with the Agreement

2.           The Loan Agreement is hereby amended by changing the definition of “Revolving Loan Commitment” in Schedule I to read in its entirety as follows:

“Revolving Loan Commitment” means the Lender’s commitment to lend to Borrowers up to the sum of $25,000,000 ($30,000,000 during the Temporary Advance Period) in principal amount outstanding from time to time pursuant to Article II of the Agreement, and subject to the terms of the Agreement; provided that under no circumstances shall the Revolving Loan Commitment at any time exceed the Borrowing Base.

3.           The definition of “Eligible Accounts” contained in Schedule I of the Agreement is hereby amended to read in its entirety as follows:

“Eligible Accounts” shall include only Accounts arising in the ordinary course of Borrowers’ business from the sale of goods or rendition of services which are less than forty-five (45) days old as measured from the invoice date (150 days in the case of the Special Receivables), and which Lender, in its sole credit judgment deem to be Eligible Accounts.

4.           Schedule I of the Agreement is hereby amended by deleting the definition of “First Temporary Advance Period” and “Second Temporary Advance Period” and adding the following new definition of “Temporary Advance Period” and “Special Receivables”:

“Special Receivables” shall mean Accounts owed by the Mississippi Emergency Management Agency in connection with the Mississippi Alternative Housing Project.

“Temporary Advance Period” shall mean the period beginning on June 1, 2007 and ending on February 5, 2008.

5.           Borrower acknowledges and agrees that immediately upon the expiration of the Temporary Advance Period, without further notice from or action by Bank, it will make such payments as shall be necessary to reduce the total outstanding principal amount of the Revolving Loan to no more than $25,000,000.

6.           During the Temporary Advance Period, Borrower will submit, in addition to other reports required by the Loan Agreement, a Borrowing Base Report in the form of Exhibit “A”

hereto.  The report will be submitted no later than the twenty-fifth (25th) day of each month as of the end of the prior month.

7.           Contemporaneously herewith, Borrower is executing in favor of Bank a renewal Revolving Promissory Note, which Note will hereafter evidence the indebtedness represented by the Revolving Loan as provided in the Loan Agreement.

8.           As a condition to the effectiveness of this Amendment: (i) Borrower shall pay directly or reimburse Lender for all fees, expenses and out-out-pocket costs incurred by the Lender, any and all filing fees, recording fees or taxes, documentary stamp or intangibles taxes, and reasonable expenses and fees of Lender's legal counsel, incurred in connection with the preparation, amendment, modification or enforcement of this Amendment and all other documents executed and delivered in connection herewith; (ii) Borrower shall execute and deliver to Lender all further documents and perform all other acts which Lender reasonably deems necessary or appropriate to perfect or protect its security for the Obligations; and (iii) Borrower shall have delivered to Lender such other documentation, if any, as may be requested by Lender to satisfy Lender that this Amendment, and all other documents and instruments executed by Borrower in connection with this Amendment or in furtherance hereof, have each been duly authorized, executed and delivered on behalf of Borrower, and constitute valid and binding obligations of Borrower

9.           Except as otherwise expressly set forth in this Amendment, all Collateral described in any agreement providing security for any Obligation of the Borrowers, or any of them, shall remain subject to the liens, pledges, security interests and assignments of any such agreements as security for the Obligations, and all other indebtedness described therein; nothing contained in this Amendment shall be construed to constitute a novation of any of the indebtedness evidenced by the Notes, as amended, or to release, satisfy, discharge or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of any of the indebtedness evidenced by the Notes, as amended; (b) the liens, pledges, security interests, assignments and conveyances effected by the Loan Agreement, the Security Documents and any other agreement securing any of the Notes, as amended, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other Person that may now or hereafter be liable under or on account of any of the Notes, as amended, or any agreement securing any or all of the Notes, as amended; or (d) any other security or instrument now or hereafter held by Lender as security for or as evidence of any of the above-described indebtedness. Without in any way limiting the foregoing, each Borrower acknowledges and agrees that the indebtedness evidenced by each of the Notes is and shall remain secured by the Collateral described in the Loan Agreement and in the Security Documents.

10.           Borrowers, jointly and severally, hereby represent and warrant to Lender that (i) the officers of each Borrower executing this Amendment have been duly authorized to do so and such Amendment and the Loan Agreement are valid and binding upon each Borrower which is a party thereto in every respect, enforceable in accordance with their terms, (ii) each and every representation and warranty set forth in Article VI of the Loan Agreement is true and correct as of the date hereof, (iii) no Event of Default, nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, and (iv) as of the date hereof, it has no defenses or offsets with respect to the Obligations, as herein modified.

11.           Unless otherwise expressly modified or amended hereby, all terms and conditions of the Loan Agreement as heretofore amended shall remain in full force and effect, and the same, as amended hereby, are hereby ratified and confirmed in all respects.  This Amendment shall inure to and be binding upon and enforceable by Borrowers and Lender and their respective successors and assigns.  This Amendment may be executed in one or more counterparts, each of which when executed and delivered shall constitute an original. All such counterparts shall together be deemed to be one and the same instrument. The parties agree that any facsimile signature of any party on any counterpart original of this Amendment shall be deemed to be an original signature of such party for all purposes and shall fully bind the party whose facsimile signature appears on the counterpart original.  Time is of the essence in the performance of each and every term, covenant, condition and agreement set forth herein.

[No further text this page; Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be properly executed and delivered as of the day and year first above written.

BORROWERS:

CAVALIER HOMES, INC., a Delaware corporation

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	Vice President

CAVALIER PROPERTIES, INC., a Delaware corporation

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	President

CAVALIER HOME BUILDERS, LLC, a Delaware limited liability company

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	President

CAVALIER REAL ESTATE CO., INC., a Delaware corporation

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	President

QUALITY HOUSING SUPPLY, LLC, a Delaware limited liability company

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	Vice President

CIS FINANCIAL SERVICES, INC., an Alabama corporation

By:	/s/ HEATHER YORK
Print Name:	Heather York
Title:	Secretary

BRC COMPONENTS, INC., an Alabama corporation

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	Secretary

THE HOME PLACE, LLC, an Alabama limited liability company

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	Vice President

RIDGE POINTE MANUFACTURING, LLC, an Alabama limited liability company

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	Managing Member

LENDER:

FIRST COMMERCIAL BANK, an Alabama banking corporation

By:	/s/ JAMES W. BRUNSTAD
Print Name:	James W. Brunstad
Title:	Senior Vice President

EXHIBIT “A”

FORM OF BORROWING BASE CERTIFICATE

BORROWING BASE REPORT
(CONSOLIDATED)

First Commercial Bank
800 Shades Creek Parkway (Zip Code 35209)
P. O. Box 11746 (Zip Code 35202-1746)
Birmingham, Alabama
Attention: Jim Brunstad

Facsimile: (205) 868-4898

Date of This Report: ______________________

Re:	Amended and Restated Revolving and Term Loan Agreement to Cavalier Homes, Inc. and the Other Borrowers

Ladies and Gentlemen:

In accordance with the Amended and Restated Revolving and Term Loan Agreement dated as of March 31, 2000, as amended from time to time, by and among the Borrowers (as defined in the Loan Agreement hereinafter referred to) and First Commercial Bank (the "Loan Agreement"), we provide the following information in support of the Borrowing Base.

1.          The Borrowing Base on the date of this Report is $___________, further reduced by outstanding letters of credit of $____________, to $__________, and is calculated in accordance with the Loan Agreement as follows [select as applicable, the lesser of (a) or (b)]:

          (a)           Collateral Loan Value is $___________, calculated as follows:

(i)	Value of Eligible Accounts = $_________x .80 = $_________ (excluding Special Receivables)
(ii)	Value of Special Receivables = $_________x .80 = $_________
(iii)	Value of Eligible Inventory = $_________x .50 = $_________

Total of (i), (ii) + (iii) = $______________

(b)           Minimum Borrowing Base during the Temporary Advance Period of $30,000,000.

2.         The summary aging of Special Receivables included in item 1 above and the calculation of the related Collateral Loan Value is:

1572986 v6	Exhibit “A” - 1

Accounts Receivable Aging periods (from invoice date)	Addison Plant	Millen Plant	Winfield Plant	Total
0 – 30 days				0
31 – 60 days				0
61 – 90 days				0
91 – 120 days				0
121 – 150 days				0
Total Eligible	0	0	0	0
Borrowing Base Amount (80%)	0	0	0	0

3.           All amounts and information set forth in this report or in any attachment are true and correct in all respects on and as of the date of this report.

4.           Terms capitalized herein have the same meaning as those in the Loan Agreement.

The undersigned officer certifies that the foregoing information is true, accurate and complete.

CAVALIER HOMES, INC., for itself, and as agent for the other Borrowers

By:
Its:	Chief Financial Officer

1572986 v6	Exhibit “A” - 2